UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________________________
FORM 8-K
__________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 05, 2024
_______________________________
NanoString Technologies, Inc.
(Exact name of registrant as specified in its charter)
  ________________________________

Delaware	001-35980	20-0094687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Fairview Avenue North
Seattle, Washington 98109
(Address of principal executive offices, including zip code)

(206) 378-6266
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
  ____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NSTG	The NASDAQ Stock Market LLC
(The NASDAQ Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).   ☐

Item 1.01. Entry into a Material Definitive Agreement.
The information set forth below in Item 2.03 of this Current Report on Form 8-K (this “Form 8-K”) regarding the DIP Credit Agreement (as defined below) is incorporated by reference herein.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Debtor-in-Possession Financing
As previously disclosed, on February 4, 2024, NanoString Technologies, Inc. (the “Company”) and certain of its subsidiaries (together, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions”) under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (such court, the “Court” and such cases, the “Cases”).
On February 8, 2024, the Company entered into that certain Credit Agreement and Guaranty (the “DIP Credit Agreement”), among the Company, as borrower, the other Debtors, as guarantors, Braidwell Partners Master Fund LP, NanoD Special Situations LLC and Deerfield Partners, L.P., as lenders (in such capacity, the “DIP Lenders”), and Wilmington Trust, National Association, as administrative agent and collateral agent, pursuant to which the Company established a senior secured super-priority credit facility (the “DIP Credit Facility”) comprised of (a) $12,500,000 in new money term loans to be funded upon entry of the interim order of the Court approving the DIP Credit Facility (the “Interim DIP Order”), (b) an additional $35,000,000 in new money term loans to be funded upon entry of the final order of the Court approving the DIP Facility (the “Final DIP Order”) and (c) a “roll up” of $95,000,000 of debt issued under that certain Indenture, dated as of November 7, 2023 (the “Prepetition Secured Indenture”), among the Company, the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee and collateral agent, with $25,000,000 of such “roll up” becoming effective upon entry of the Interim DIP Order and the remaining $70,000,000 of such “roll up” becoming effective upon entry of the Final DIP Order. The proceeds of the new money term loans made by the DIP Lenders pursuant to the DIP Credit Agreement may be used to fund a sale of (i) all equity interests in the Debtors, (ii) substantially all of the Debtors’ assets or (iii) the portions of the Debtors’ assets that relate to their nCounter and/or their spatial biology product lines including CosMx and GeoMx; or (iv) for working capital and general corporate purposes, to pay critical trade unsecured claims approved by the Court, to fund the management retention/incentive plan implemented on or after the Petition Date, to fund certain litigation expenses and to pay related fees and expenses. The Company’s obligations under the DIP Credit Agreement are guaranteed by the other Debtors and are secured by a security interest in, and lien on, substantially all assets of the Borrower and its domestic subsidiaries. The DIP Credit Agreement includes conditions precedent, representations and warranties, affirmative and negative covenants and events of default customary for financing transactions of this type and size.
The foregoing description of the DIP Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the DIP Credit Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On February 5, 2024, the Company received written notice (the “Delisting Notice”) from the staff of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, as a result of the Bankruptcy Petitions and in accordance with Nasdaq Listing Rules 5101, 5110(b) and IM-5101-1, the staff of Nasdaq had determined that the Company’s common stock (the “Securities”) will be delisted from Nasdaq. In the Delisting Notice, the staff of Nasdaq referenced concerns about the Company’s ability to sustain compliance with all requirements for continued listing on Nasdaq, concerns regarding the residual equity interest of the existing listed securities holders and public interest concerns related to the Bankruptcy Petitions. The Delisting Notice also indicates that the Company may appeal Nasdaq’s determination pursuant to procedures set forth in Nasdaq Listing Rule 5800 Series. The Company will not appeal this determination.
Trading of the Securities will be suspended at the opening of business on February 14, 2024 and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Securities from listing and registration on Nasdaq. As a result, the Securities are expected to begin trading on the over-the-counter (“OTC”) market on February 14, 2024. On the OTC market, shares of the Company’s common stock, which previously traded on the Nasdaq under the symbol NSTG, are expected to trade under the symbol NSTGQ.
Cautionary Statements Regarding Trading in the Company’s Securities
The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.
The Company expects to file Monthly Operating Reports and other documents and information with the Court while the Cases remain pending. The filing of such reports and other documents and information may not be accompanied by a Form 8-K filing. These reports and other documents will also be available for review free of charge at https://cases.ra.kroll.com/NanoString. Investors should review this website for additional information regarding the Debtors and the Cases that may be important.
Cautionary Note Regarding Forward-Looking Statements
This Form 8-K includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity and the development of the industry in which we operate may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. The Company’s forward-looking statements in this Form 8-K include, but are not limited to, statements about the Company’s plans to sell its assets pursuant to chapter 11 of the U.S. Bankruptcy Code; the Company’s intention to continue operations during the Cases; the Company’s belief that the 363 sale process will be in the best interest of the Company and its stakeholders; and other statements regarding the Company’s strategy and future operations, performance and prospects among others. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the Cases on the Company’s liquidity and results of operations; unpredictability of trading markets and whether a market will be established for the Company’s common stock; changes in the Company’s ability to meet its financial obligations during the Cases and to maintain contracts that are critical to its operations; the outcome and timing of the Cases and any potential asset sale; the effect of the filing of the Cases and any potential asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Cases or the potential asset sale; uncertainty regarding obtaining Court approval of a sale of the Company’s assets or other conditions to the potential asset sale; and the timing or amount of any distributions, if any, to the Company’s stakeholders.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1
Credit Agreement and Guaranty, dated as of February 8, 2024, by and among the Company, as borrower, the other Debtors, as guarantors, Braidwell Partners Master Fund LP, NanoD Special Situtations LLC and Deerfield Partners, L.P., as lenders, and Wilmington Trust, National Association, as administrative agent and collateral agent.

104	The cover page from NanoString Technologies, Inc.’s Current Report on Form 8-K is formatted in iXBRL.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoString Technologies, Inc.

Date:	February 8, 2024	By:	/s/ R. Bradley Gray
R. Bradley Gray
President and Chief Executive Officer